Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Pegasus Aircraft Partners, L.P. (the "Partnership") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, I, Clifford B. Wattley, President and Director of Air Transport Leasing, Inc., Administrative General Partner of the Partnership, hereby certify that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.   The information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Partnership.



Date:  May 9, 2003                  By: /s/ CLIFFORD B. WATTLEY
                                        Clifford B. Wattley
                                        President and Director of Air Transport
                                        Leasing, Inc.